STATEMENT OF ADDITIONAL INFORMATION

January 31, 2025
as Supplemented on March 14, 2025

FundX ETF – XCOR
FundX Aggressive ETF – XNAV
FundX Flexible ETF – XFLX
FundX Conservative ETF – XRLX

Each listed on NYSE Arca, Inc.

Each a “Fund,” together, the “Funds” or the “FundX Funds”

101 Montgomery Street, Suite 2400
San Francisco, California 94104
(415) 986-7979
The FundX ETF is the successor to the FundX Upgrader Fund, the FundX Aggressive ETF is the successor to the FundX Aggressive Upgrader Fund, the FundX Flexible ETF is the successor to the FundX Flexible Income Fund, and the FundX Conservative ETF is the successor to the FundX Conservative Upgrader Fund (each a “Predecessor Fund”, and together, the “Predecessor Funds”), each a series of the Trust, as a result of reorganizations of the Predecessor Funds into the FundX ETF and FundX Aggressive ETF on October 17, 2022 and into the FundX Flexible ETF and FundX Conservative ETF on October 9, 2023, the date on which the Funds commenced operations, respectively.
This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated January 31, 2025, as may be revised, of the FundX ETF (the “FundX ETF”) the FundX Aggressive ETF (the “Aggressive ETF”), the FundX Flexible ETF (“Flexible ETF”), and the FundX Conservative ETF (“Conservative ETF”), advised by One Capital Management, LLC (the “Advisor”), series of FundX Investment Trust (the “Trust”). A copy of the Funds’ Prospectus is available by calling the number listed above or 1-866-455-FUND [3863] or on the Funds’ website at www.fundxfunds.com.
The Funds’ most recent Annual Report to shareholders and Form N-CSR are separate documents available, without charge, upon request by calling 1-866-455-FUND [3863]. The Funds’ Annual Report and the financial statements, accompanying notes, and report of independent registered public accounting firm appearing in the Form N-CSR, as filed with the Securities and Exchange Commission (“SEC”), are incorporated into this SAI by reference to the Funds’ Form N-CSR. This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.

THE TRUST
The Trust is a Delaware Statutory trust organized on March 18, 2014, and is registered with the SEC as an open-end management investment company. The Trust’s Agreement and Declaration of Trust permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time-to-time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The Trust consists of various series that represent separate investment portfolios, each of which are discussed in this SAI.
The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund’s assets for any shareholder held personally liable for obligations of a Fund or the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund or the Trust and satisfy any judgment thereon. All such rights are limited to the assets of a Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations.
As a Delaware statutory trust, the Trust is subject to Delaware law, including the Delaware Statutory Trust Act. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Trust shall be personally liable for the obligations of the Trust or of any series or class thereof except by reason of his or her own acts or conduct.
Each of the Funds in the Trust are the successors in interest to certain funds having the same names and investment objectives that were included as series of another investment company, Professionally Managed Portfolios (the “PMP Trust”) and that were also advised by the Funds’ investment advisor (the “Predecessor Funds”). On August 1, 2014, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into their corresponding series of the Trust (the “Successor Funds”) and effective as of the close of business on August 1, 2014, the assets and liabilities of each of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Successor Funds.
The FundX ETF commenced operations on October 17, 2022 as successor to the Predecessor Fund. The predecessor FundX Upgrader Fund commenced operations on August 4, 2014 as successor to the FundX Upgrader Fund, a series of the Trust for Professionally Managed Portfolios. The predecessor FundX Upgrader Fund, a series of the Trust for Investment Managers commenced operations on June 20, 2002. The original FundX Upgrader Fund commenced operations on November 1, 2001.
The FundX Aggressive ETF commenced operations on October 17, 2022 as successor to the Predecessor Fund. The predecessor FundX Aggressive Upgrader Fund commenced operations on August 4, 2014 as successor to the FundX Aggressive Upgrader Fund, a series of the Trust for Professionally Managed Portfolios. The predecessor FundX Aggressive Upgrader Fund commenced operations on July 1, 2002.
The FundX Flexible ETF commenced operations on October 9, 2023 as successor to the Predecessor Fund. The predecessor FundX Flexible Income Fund commenced operations on August 4, 2014 as successor to the FundX Flexible Income Fund, a series of the Trust for Professionally Managed Portfolios. The original FundX Flexible Income Fund commenced operations on July 1, 2002.
The FundX Conservative ETF commenced operations on October 9, 2023 as successor to the Predecessor Fund. The predecessor FundX Conservative Upgrader Fund commenced operations on August 4, 2014 as successor to the FundX Conservative Upgrader Fund, a series of the Trust for Professionally Managed Portfolios. The original FundX Conservative Upgrader Fund commenced operations on July 1, 2002.
The Funds’ Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC. Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.
INVESTMENT POLICIES AND RISKS
The following information supplements the discussion of the Funds’ investment policies and risks as set forth in their Prospectus. Each Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”) (“Underlying ETFs”). The Underlying ETFs may use the techniques described below or other techniques not declared herein. There can be no guarantee that any Fund’s objective will be attained.
Each Fund is diversified (as described in fundamental investment restriction 7 under “Fundamental Investment Restrictions” in this SAI). Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.
Whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security, either directly or via the Underlying ETFs in which a Fund invests, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of a Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that a Fund would not, or could not, buy. If this happens, the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Market and Regulatory Risks
Legal, tax and regulatory changes could occur that may adversely affect the Funds and their ability to pursue their investment strategies and/or increase the costs of implementing such strategies. The U.S. government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission (the “CFTC”), the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have in the past taken actions in order to prevent or lessen the impact of financial crises. The impact such actions have on securities held by the Funds is unknown. There can be no assurance that such measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will not take future legislative or regulatory action in response to economic instability or otherwise, and the effect of such actions, if taken, cannot be known.
Pursuant to CFTC Rule 4.5 under the Commodity Exchange Act (“CEA”), advisors that manage funds (including fund of funds) which invest in commodity futures, options and swaps, including securities futures, broad-based stock index futures and financial futures contracts (“Commodity Instruments”), must either (i) register as a commodity pool operator and become subject to registration and regulation under the CEA and the CFTC, or (ii) significantly limit their investments in Commodity Instruments in order to claim an exemption from Registration (the “Rule 4.5 exemption”). The Funds have claimed no-action relief from CFTC registration available to fund of funds. As a result, the Funds will not be required to register as commodity pool operators (“CPOs”), if ever, until at least six months after the CFTC issues new guidance with respect to the CPO registration obligations of fund of funds. If the Advisor is required to register as a CPO as a result of a Fund’s activities, the Fund will be subject to additional regulation as a CPO, including oversight by the CFTC (each Fund is already subject to regulation as in investment company under the 1940 Act and oversight by the SEC) and will likely incur additional costs and expenses associated with such regulation and oversight. If the Advisor is required to file the Rule 4.5 exemption, a Fund will be more limited in the future in its ability to use Commodity Instruments that in the past and these limitations may have a negative impact on the ability of the Advisor to manage the Fund, and on the Fund’s performance.
Recent Economic Events
Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers experienced particularly large losses as a result of these disruptions. Although the immediate effects of the COVID-19 pandemic have dissipated, global markets and economies continue to contend with the ongoing and long-term impact of the COVID-19 pandemic and the resultant market volatility and economic disruptions. It is unknown how long events related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
In response to certain economic conditions, including periods of high inflation, governmental authorities and regulators may respond with significant fiscal and monetary policy changes such as raising interest rates. The fund may be subject to heightened interest rate risk when the Federal Reserve Board (Fed) raises interest rates. Recent and potential future changes in government monetary policy may affect interest rates. It is difficult to accurately predict the timing, frequency or magnitude of potential interest rate increases or decreases by the Fed and the evaluation of macro-economic and other conditions that could cause a change in approach in the future. If the Fed and other central banks increase the federal funds rate and equivalent rates any further, such increases generally will cause market interest rates to rise, can could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.
Geopolitical tensions introduce uncertainty into global markets. Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.
Similarly, escalations beginning in October 2023 of the ongoing Israel-Hamas conflict present a potential risk for wider conflict that could negatively affect financial markets due to a myriad of interconnected factors. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, the Red Sea crisis has led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if the Fund does not have direct exposure.
Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets, and may result in significant market volatility, exchange trading suspensions or closures, or a substantial economic downturn or recession. Those events, as well as other changes in foreign and domestic economic and political conditions, also could disrupt the operations of the fund or its service providers or adversely affect individual issuers or related groups of issuers, interest rates, credit ratings, default rates, inflation, supply chains, consumer demand, investor sentiment, and other factors affecting the value or liquidity of the fund’s investments.
Other Investment Companies
Each Fund pursues its investment objective by investing in shares of other open-end investment companies. As a shareholder of another investment company, a Fund bears, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Each Fund currently intends to limit its investments in Underlying ETFs in accordance with the Investment Company Act of 1940, as amended, (the “1940 Act”) or with certain terms and conditions of applicable exemptive orders issued by the SEC and approved by the Board. This prohibition may prevent a Fund from allocating its investment in the manner the Advisor considers optimal.
Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies. The acquisition of shares by the Funds in other registered investment companies is therefore subject to the restrictions of Section 12(d)(1) of the 1940 Act and the rules thereunder, except as may be permitted by an exemptive order obtained by the other registered investment companies that permits the Funds to invest in the other registered investment companies beyond the limits of Section 12(d)(1) and the rules thereunder, subject to certain terms and conditions, including that the Funds enter into an agreement with the other registered investment companies regarding the terms of the investment.
Through their investment in shares of the Underlying ETFs, the Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.
Exchange-Traded Funds
The Funds may also invest in ETFs. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange and seek to replicate the performance, before fees and expenses, of an underlying index of securities. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its NAV. Investors in the Fund should be aware that ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.
As purchasers of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Funds do not expect to enter into such agreements and therefore will not be able to purchase and redeem their ETF shares directly from the ETF.
Equity Securities
Common stocks, preferred stocks and convertible securities are examples of equity securities in which the Underlying ETFs may invest. All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.
To the extent a Fund invests in the equity securities of small or mid-sized companies, through its investments in Underlying ETFs, it will be exposed to the risks of smaller sized companies. Small and mid-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership and are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.
Common Stock
Through their investment in shares of Underlying ETFs, the Funds may invest in common stocks. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Preferred Stock
Through their investment in shares of Underlying ETFs, the Funds may invest in preferred stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond, but does not have the seniority of a bond. Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Convertible Securities and Warrants
Through their investment in shares of Underlying ETFs, the Funds may invest in convertible securities. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In addition to the general risk associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
An Underlying ETF may invest in warrants. A warrant gives the holder the right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed exercise price. Unlike convertible debt securities or preferred stock, warrants do not pay a dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach the exercise price (in which event the Underlying ETF will not exercise the warrant and will lose its entire investment therein).
Fixed-Income Securities
Through their investment in shares of the Underlying ETFs, the Funds may invest in fixed-income securities which include traditional debt securities issued by corporations, such as bonds and debentures and debt securities that are convertible into common stock and interests. Fixed-income securities that will be eligible for purchase by an Underlying ETF include investment grade and high-yield corporate debt securities. Investment grade securities are those rated BBB or better by Standard & Poor’s® (“S&P®”) Ratings Group or Baa or better by Moody’s Investors Services©, Inc. (“Moody’s”) or their equivalent. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. High-yield securities, or “junk bonds,” are rated less than investment grade.
High-yield debt securities generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.
The market for high-yield debt securities is generally thinner and less active than that for higher quality securities, which may limit an Underlying ETF’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.
Ratings of debt securities represent the rating agencies’ opinions regarding the securities’ quality, but are not a guarantee of quality and may be reduced after an Underlying ETF has acquired the security. If a security’s rating is reduced while it is held by an Underlying ETF, the Underlying ETF’s investment advisor will consider whether the Underlying ETF should continue to hold the security, but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events. As a result, an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for debt securities are described in Appendix A.
Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.
Asset-Backed Securities
Through their investment in shares of Underlying ETFs, the Funds may have some exposure to certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Mortgage-Backed Securities
Through their investment in shares of Underlying ETFs, the Funds may have some exposure to mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”), Federal Home Loan Banks (“FHLB”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.
Some of these obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.
Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments is generally unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Foreign Investments and Currencies
Through their investment in shares of the Underlying ETFs, the Funds may invest in the securities of foreign issuers (“foreign securities”), including in sponsored and unsponsored American Depositary Receipts (“ADRs”).
Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the United States. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and an Underlying ETF may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures); possible foreign withholding taxes on dividends and interest payable to an Underlying ETF; possible taxes on trading profits; and inflation, interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.
In addition, an Underlying ETF may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in emerging markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and, even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede an Underlying ETF’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with an Underlying ETF’s investments in emerging market countries, which may be magnified by currency fluctuations.
From time to time, an Underlying ETF may invest a significant portion of its assets in the securities of a single country or region. Substantial investment in a single country or region will subject an Underlying ETF, and therefore the Funds to a greater extent, to the risks associated with investments in that region or country. An Underlying ETF will also be subject to the risks that its return will be more dependent on the economic performance of that country or region than a fund that is not so concentrated.
Dividends and interest payable on an Underlying ETF’s foreign securities may be subject to foreign withholding tax. An Underlying ETF may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to an Underlying ETF of investing in those countries that impose these taxes. To the extent such taxes are not offset by credits or deductions available to shareholders in a Fund under U.S. tax law, they will reduce the net return to a Fund’s shareholders.
To the extent an Underlying ETF invests in securities denominated in foreign currencies, the Underlying ETF will be subject to the risk that a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Underlying ETF’s assets denominated in that currency. Investing in foreign denominated securities may also result in transaction costs incurred in connection with conversions between various currencies. In addition, only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets and securities transactions undertaken in foreign markets may not be settled promptly, subjecting an Underlying ETF to the risk of fluctuating currency exchange rates pending settlement.
Underlying ETFs may invest in ADRs. ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. Although the underlying securities are denominated in a foreign currency, ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. Investments in ADRs involve risks similar to direct investment in the underlying foreign security. Unsponsored ADRs are organized independently of the issuer of the underlying security and without its cooperation. Available information about the issuer of the unsponsored ADR may not be current or as readily available as for sponsored ADRs and therefore the prices of unsponsored ADRs may be more volatile than for sponsored ADRs.
Debt Securities
Through their investment in shares of the Underlying ETFs, the Funds may invest in corporate and U.S. government debt securities. Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Funds may invest in debt securities that are non-investment grade or are in default.
U.S. government debt securities include direct obligations of the U.S. government and obligations issued by U.S. government agencies and instrumentalities. Although certain securities issued by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. government agency securities or securities of U.S. government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. government provides financial support to those U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. government. In the case of securities backed by the full faith and credit of the U.S. government, shareholders are primarily exposed to interest rate risk.
Leverage through Borrowing
The Underlying ETFs may borrow money for leveraging or other purposes. Leveraging creates an opportunity for increased net income but, at the same time, creates special risk considerations. Since substantially all of an Underlying ETF’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Underlying ETF’s agreement with its lender, the net asset value (“NAV”) per share of the Underlying ETF will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Underlying ETF did not borrow funds. Leveraging will also create interest expenses for an Underlying ETF which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest an Underlying ETF will have to pay, such fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of an Underlying ETF will be less than if leveraging were not used and, therefore, the amount available for distribution to stockholders as dividends will be reduced.

In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, an Underlying ETF might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
Fund Borrowing
The Funds are authorized to borrow money from time-to-time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts not to exceed 33 1/3% of the value of a Fund’s total assets at the time of such borrowings. A Fund will not borrow for investment purposes. When borrowing, a Fund will be subject to risks similar to those listed above in the section “Leverage Through Borrowing.”
When-Issued Securities
An Underlying ETF may from time-to-time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when‑issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Underlying ETF to the issuer and no interest accrues to the Underlying ETF. To the extent that assets of the Underlying ETF are held in cash pending the settlement of a purchase of securities, the Underlying ETF would earn no income. At the time an Underlying ETF makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its NAV. The market value of the when-issued securities may be more or less than the purchase price. The Advisor does not believe that an Underlying ETF’s NAV or income will be adversely affected by the purchase of securities on a when-issued basis. Underlying ETFs normally segregate liquid assets equal in value to commitments for when-issued securities, which reduces, but does not eliminate, leverage because the Underlying ETF will be able to make use of those segregated assets until settlement occurs.
Options and Futures
Underlying ETFs may invest in options on equities, debt and stock indices (collectively, “options”). Underlying ETFs may also invest in futures contracts and options on futures contracts (collectively, “futures”). Underlying ETFs may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of its position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.
The use of futures and options (collectively, “Financial Instruments”) is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, an Underlying ETF’s ability to use Financial Instruments will be limited by tax considerations.
The use of Financial Instruments involves special considerations and risks which include, but are not limited to, the following:
(1)Successful use of most Financial Instruments depends upon the investment advisor’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by an investment advisor may still not result in a successful transaction. The investment advisor may be incorrect in its expectations as to the extent of market movements or the time span within which the movements will take place which, thus, may result in the strategy being unsuccessful.
(2)Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(3)As described below, an Underlying ETF might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If an Underlying ETF were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Underlying ETF’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that an Underlying ETF sell a portfolio security at a disadvantageous time. An Underlying ETF’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to an Underlying ETF.
Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of an Underlying ETF’s assets to cover or hold in accounts could impede portfolio management or the Underlying ETF’s ability to meet redemption requests or other current obligations.
(4)Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by an Underlying ETF on options transactions.
Options on Securities and Securities Indices
Underlying ETFs normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Underlying ETF, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. The Underlying ETF normally purchases put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle an Underlying ETF, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.
The Underlying ETF may purchase and sell options traded on U.S. and foreign exchanges. Although the Underlying ETF will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Underlying ETF would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.
Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) the imposition of trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance of option trading (or of a particular class or series of options) in the future by one or more exchanges for economic or other reasons, in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The Underlying ETF may write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves the Underlying ETF giving another party, in return for a premium, the right to buy specified securities owned by the Underlying ETF at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, the Underlying ETF gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, the Underlying ETF’s ability to sell the underlying security is limited while the option is in effect unless the Underlying ETF effects a closing purchase transaction.
The Underlying ETFs may also write covered put options that give the holder of the option the right to sell the underlying security to the Underlying ETF at the stated exercise price. The Underlying ETF will receive a premium for writing a put option, but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, the Underlying ETF will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Underlying ETF’s option orders.
Futures and Options on Futures
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, an Underlying ETF realizes a capital gain; if it is more, the Underlying ETF realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, an Underlying ETF realizes a capital gain; if it is less, the Underlying ETF realizes a capital loss. The transaction costs must also be included in these calculations. Underlying ETFs may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies.
An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to their expiration date.
In order to avoid leveraging and related risks, when an Underlying ETF invests in futures contracts, the Underlying ETF will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.
There are risks associated with these activities, including the following: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts and options on futures.
Underlying ETFs may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce an Underlying ETF’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Underlying ETF’s return. No price is paid upon entering into futures contracts. Instead, an Underlying ETF would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.
Swap Contracts
Types of Swaps
Swaps are a specific type of over-the-counter (“OTC”) derivative involving privately negotiated agreements with a trading counter-party. An Underlying ETF may use (i) long equity swap contracts – where the Underlying ETF pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities; (ii) short equity swap contracts – where the Underlying ETF receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; and (iii) contracts for differences – equity swaps that contain both a long and short equity component.
Uses
An Underlying ETF may use swaps for (i) traditional hedging purposes – short equity swap contracts used to hedge against an equity risk already present in the Underlying ETF; (ii) anticipatory purchase hedging purposes – where an Underlying ETF anticipates significant cash purchase transactions and enters into long equity swap contracts to obtain market exposure until such a time where direct investment becomes possible or can be made efficiently; (iii) anticipatory redemption hedging purposes – where an Underlying ETF expects significant demand for redemptions; (iv) direct investment – where an Underlying ETF purchases (particularly long equity swap contracts) in place of investing directly in securities; and (v) risk management – where an Underlying ETF uses equity swap contracts to adjust the weight of an Underlying ETF to a level the Underlying ETF’s investment advisor feels is the optimal exposure to individual markets, sectors and equities.
Risks Associated With Recent Economic Events
The U.S. credit markets have experienced exceptionally low volatility and disruption, due in part to accommodative monetary policies from global central banks. As the Fed and other central banks remove such accommodation and raise interest rates, instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by a Fund. These developments may also make it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by a Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by a Fund and adversely affect the net asset value (“NAV”) of its shares.
The Dodd-Frank Act significantly revises and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. These regulations imposed significant costs and burdens on funds but also helped improve investor confidence and reduce some of the systemic risks that contributed to the financial crisis of 2008-2009. The current administration has been scaling back regulations and considering measures to soften or potentially even repeal the Dodd-Frank Act. This may reduce costs and boost innovation, but it may also increase the risks of future crisis. In addition, the recent European debt situation and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt situation and the reaction to any efforts to address the situation.
Limitations on Use
There is generally no limit on the use of swaps except to the extent such swaps are subject to the liquidity requirements of an Underlying ETF.
Risks Related to Swaps
Swaps may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indices. An Underlying ETF can use swaps for many purposes, including hedging and investment gain. An Underlying ETF may also use swaps as a way to efficiently adjust its exposure to various securities, markets and currencies without having to actually sell current assets and purchase different ones. The use of swaps involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. An Underlying ETF’s investment advisor may also fail to use swaps effectively. For example, such investment advisor may choose to hedge or not to hedge at inopportune times which may adversely affect an Underlying ETF’s performance.
Swaps are subject to a number of risks. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that the swap contract will be improperly valued. Valuation, although based on current market pricing data, is typically done by the counter-party to the swap contract. If the counter-party to a swap contract does not make timely principal interest or settle payments when due, or otherwise fulfill its obligations, an Underlying ETF could lose money on its investment.
Swaps also involve the risk that changes in the value of the swaps may not correlate perfectly with relevant assets, rates or indices they are designed to hedge or to closely track. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that an Underlying ETF may be prevented from selling particular securities at the price at which it values them. An Underlying ETF is subject to liquidity risk, particularly with respect to the use of swaps. Also, suitable swaps transactions may not be available in all circumstances, and there can be no assurance that an Underlying ETF will engage in these transactions to reduce exposure to other risks when that would be beneficial.
Illiquid Securities
Typically, an Underlying ETF may invest up to 15% of its net assets in securities that at the time of purchase are illiquid.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.
The Investment Company Act of 1940 provides that an Underlying ETF, whose shares are purchased by a Fund, is obliged to redeem shares held by the Fund only in an amount up to 1% of the Underlying ETF’s outstanding securities during any period of less than 30 days (unless the SEC has issued other exemptive relief). Thus, shares of an Underlying ETF held by a Fund in excess of 1% of the Underlying ETF’s outstanding securities may be considered not readily marketable securities; that, together with other such securities, may not exceed 15% of the Fund’s net assets. (This limitation does not apply to a Fund’s holdings of shares of ETFs, which are not redeemed through the ETF itself, but which can be sold by a Fund on a securities exchange in a secondary market transaction.) However, because each Fund has elected to reserve the right to pay redemption requests by a distribution of securities from a Fund’s portfolio, instead of in cash, these holdings may be treated as liquid. In some cases, an Underlying ETF may make a redemption payment to a Fund by distributing securities from its portfolio instead of cash. Thus, it is possible that such Fund could hold securities distributed by an Underlying ETF until such time as the Advisor determines it is appropriate to dispose of such securities. Disposing of such securities could cause a Fund to incur additional costs.
Restricted Securities
An Underlying ETF may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” an Underlying ETF may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. An Underlying ETF may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). An Underlying ETF’s investment advisor will determine and monitor the liquidity of Rule 144A securities and 4(2) Paper.
Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Underlying ETF might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Underlying ETF might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
Securities Lending
An Underlying ETF may lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Generally, an Underlying ETF may lend portfolio securities to securities broker-dealers or financial institutions if: (1) the loan is collateralized in accordance with applicable regulatory requirements including collateralization continuously at no less than 100% by marking to market daily; (2) the loan is subject to termination by the Underlying ETF at any time; (3) the Underlying ETF receives reasonable interest or fee payments on the loan, as well as any dividends, interest, or other distributions on the loaned securities; (4) the Underlying ETF is able to exercise all voting rights with respect to the loaned securities; and (5) the loan will not cause the value of all loaned securities to exceed one-third of the value of the Underlying ETF’s assets.
Short Sales
An Underlying ETF may seek to hedge investments or realize additional gains through short sales. In a short sale, the Underlying ETF sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, an Underlying ETF must borrow the security to make delivery to the buyer. The Underlying ETF is then obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by an Underlying ETF. An Underlying ETF will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Underlying ETF replaces the borrowed security. An Underlying ETF will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Underlying ETF may be required to pay in connection with the short sale.
Typically an Underlying ETF will segregate liquid assets, which are marked-to-market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale).
Short-Term Investments
The Funds and Underlying ETFs may invest in any of the following securities and instruments:
Certificates of Deposit, Bankers’ Acceptances and Time Deposits
The Funds and Underlying ETFs may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions, which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under their investment objective and policies stated above and in its prospectus, the Funds and Underlying ETFs may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Commercial Paper and Short-Term Notes
The Funds and Underlying ETFs may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix B.
Money Market Mutual Funds
The Funds and Underlying ETFs may invest in money market mutual funds in connection with their management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn a high rate of income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments, which generally mature within 397 days from the date of purchase.
Repurchase Agreements
The Funds and Underlying ETFs may enter into repurchase agreements in order to earn income on available cash or as a defensive investment in which the purchaser (e.g., a Fund) acquires ownership of a U.S. government security (which may be of any maturity), and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund or an Underlying ETF engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund or Underlying ETF could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and with the most credit-worthy registered securities dealers, with all such transactions governed by procedures adopted by the Advisor. The Advisor monitors the creditworthiness of the banks and securities dealers with whom the Funds engage in repurchase transactions.
If the market value of the U.S. government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Funds or an Underlying ETF will direct the seller of the U.S. government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund or an Underlying ETF might be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.
Repurchase agreements involve certain risks, such as default by or insolvency of the other party to the agreement. A Fund or an Underlying ETF’s right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, a Fund or an Underlying ETF could suffer a loss.
Temporary Investments
When the Advisor believes market or economic conditions are unfavorable for investors, the Advisor may invest up to 100% of a Fund’s net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the underlying ETF investments in which a Fund normally invests or the U.S. economy. Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, U.S. Treasuries, money market fund shares and other money market equivalents. The Advisor also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.
INVESTMENT RESTRICTIONS
The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Fund’s outstanding voting securities as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund. These investments restrictions do not impact the Underlying ETFs.

The FundX ETF, Aggressive ETF, Flexible ETF, and the Conservative ETF may not:
1.The Funds may make loans to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by. regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.
2.(a)    Borrow money, except for temporary or emergency purposes. Any such borrowing will be made only if, immediately thereafter, there is asset coverage of at least 300% of all borrowings.
(b)Mortgage, pledge or hypothecate up to 33 1/3% of its assets except in connection with any such borrowings.
3.Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account or underwrite securities. (This does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities).
4.Purchase or sell real estate, commodities or commodity contracts.
5.Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of related industries (other than investment companies). This restriction does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities.
6.Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.
7.With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities or securities of other investment companies.)
The FundX ETF, Aggressive ETF, Flexible ETF, and the Conservative ETF observe the following policies, which are not deemed fundamental and which may be changed without shareholder vote. Each Fund may not:
1.Invest in any issuer for purposes of exercising control or management.
2.With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.
The FundX ETF, Aggressive ETF, Flexible ETF, and the Conservative ETF observe the following policy, which is not deemed fundamental and which may be changed without shareholder vote. Each Fund may not:
1.Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.
Except with respect to borrowing for the FundX ETF and Aggressive ETF, if a percentage restriction described in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.
PORTFOLIO TURNOVER
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transactions costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions and Brokerage.”
For the fiscal years ended September 30, the following Funds and Predecessor Funds had the following portfolio turnover rates:

Fund	2024	2023
FundX ETF	34%	184%
Aggressive ETF	74%	184%
Flexible ETF	164%	209%
Conservative ETF	84%	219%
PORTFOLIO HOLDINGS INFORMATION
The Trust, on behalf of the Funds, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Funds. The policy was developed in consultation with the Advisor and has been adopted by the Advisor. Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with this policy. The Board considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the policy and the actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Advisor, principal underwriter or any other affiliated person of the Funds. After due consideration, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the policy including, mutual fund rating or statistical agencies or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds. Pursuant to this policy, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.
The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the policy, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.
Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Funds disclose their complete portfolio holding on the Funds’ website at www.fundxfunds.com under the hotlink of each Fund’s ticker symbol within five business days of each month-end. Portfolio holdings information posted on the Funds’ website may be separately provided to any person, commencing on the day after it is first published on the Funds’ website. In addition, the Funds may provide their complete portfolio holdings at the same time such information is filed with the SEC.
In the event of a conflict between the interests of the Funds and the interests of Advisor or an affiliated person of the Advisor, the Advisor’s and the Trust’s CCO shall make a determination as to how to resolve such conflict in the best interests of the Funds, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.
In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed including, a duty not to trade on non-public information: fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third-parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when the Funds have a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.
In no event shall the Advisor, its affiliates or employees, the Funds, or any other party enter into any arrangement to receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.
There is no assurance that the Funds’ policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.
From time to time, the Advisor may make additional disclosure of the Funds’ portfolio holdings on the Funds’ website. Shareholders can access the Funds’ website at www.fundxfunds.com for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings.
Because the Funds make investments in Underlying ETFs, (which are themselves generally required to have portfolio holdings disclosure policies and procedures), but do not maintain criteria for determining whether the Underlying ETFs have adequate policies in place with respect to disclosure of portfolio holdings, the performance of the Underlying ETFs, and therefore the Funds, may be affected by the improper use or control of portfolio holdings information by the Underlying ETFs.
The transfer agent may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day. “Authorized Participants” are broker-dealer firms that have entered into Authorized Participant Agreements with the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements through which the Fund offers and redeems shares. Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances, as described above.
TRUSTEES AND EXECUTIVE OFFICERS
The Board is responsible for overall management, including general supervision and review of the investment activities of the Funds. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupation for the past five years and other directorships held are set forth in the table below.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Jan Gullett (born 1954) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired, formerly President & Founder, AVANTX, Inc. (a technology firm focused on research and development using dynamic evolution for algorithm based trading signals), 2006-2016.	5	Director, Balco, Inc., (2018 – 2020).
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired; Certified Public Accountant; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc. 1999-2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment adviser) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	5	None
Kimun Lee (born 1946) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chairperson Trustee	Indefinite term; Since February 2025 Indefinite term; Since April 2014	Investment Adviser and Principal, Resources Consolidated (Consulting Services) (1980-Present).	5	Director, Board of Firsthand Technology Value Fund, (One Portfolio) (2010-Present). Trustee, Firsthand Funds (two portfolios) (2013-Present). Principal and Director of iShares Delaware Trust Sponsor, LLC, an operator that sponsors iShares Gold Trust, iShares Silver Trust, and iShares S&P GSCI Commodity-Indexed Trust, and iShares Gold Trust Micro (2009-Present).
Interested Trustees(2) and Officers of the Trust

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Jeff Smith (born 1975) FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Interested Trustee President Secretary	Indefinite Term; Since February 2025 Indefinite Term; Since March 2018 Indefinite Term; Since 2023	Managing Director, One Capital Management, LLC 2022 – present; Managing Partner, FundX Investment Group, LLC, 2001 - 2022.	5	None
Sean McKeon (born 1957) FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Treasurer Chief Compliance Officer	Indefinite Term; Since April 2014 Since August 2015	Managing Director, One Capital Management, LLC 2022 – present; Portfolio Manager, FundX Investment Group, LLC, 1990 - 2022.	N/A	N/A
(1)The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)The Trustees of the Trust who are “interested persons” of the Trust as defined under the 1940 Act (”Interested Trustees”). Jeff Smith is an interested person of the Trust because he is Managing Director of the Advisor.
Additional Information Concerning the Board of Trustees
The Role of the Board
The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Advisor as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Structure, Leadership
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The majority of the Trustees are Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates. The Board has a designated an Independent Trustee as Chairperson and has established various committees comprised solely of Independent Trustees. One Trustee is an Interested Trustee. As noted, the majority of the Board is comprised of Independent Trustees and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Trust, the Independent Trustees meet in a separate quarterly session in conjunction with each quarterly meeting of the Board during which they review matters relating to their independent oversight of the Trust. Currently, Mr. Lee serves as Chairperson of the Board. In his role as Chairperson, Mr. Lee acts as the key liaison with the Advisor to ensure that the interests of the Independent Trustees are taken into consideration in connection with the ongoing management and operation of the Funds. Specifically, Mr. Lee reviews and approves the agenda for each Board meeting and facilitates communications between the Trustees and the Advisor, among other duties. This permits the Independent Trustees to have a greater role in the leadership of the Funds. Finally, the Independent Trustees have determined that because they comprise a majority of the Board and because they have designated an Independent Trustee as Chairperson, they can act independently and effectively. In addition, the Board has established four standing committees, a Governance and Nominating Committee, an Audit Committee, a Qualified Legal Compliance Committee, and a Valuation Committee, which are discussed in greater detail below under “Trust Committees”. The Governance and Nominating Committee, Audit Committee, Qualified Legal Compliance Committee and Valuation Committee are comprised entirely of the Independent Trustees. The Board reviews its structure and the structure of its committees annually. The Board has determined that the structure and the composition of the Board, along with the function and composition of its various committees provide appropriate means to address any potential conflicts of interest that may arise given the current organizational structure and operation of the Funds.
Board Oversight of Risk Management
As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Advisor as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.
In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his Trustee Attributes. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.
Mr. Gullett’s Trustee Attributes include twenty years leading technology companies as President or CEO (1998-2016) in areas including dynamic evolution of algorithm-based trading signals, internet application infrastructure and devices, social media and e-commerce. Between 1995 and 1997, he served as SVP for Broderbund, a software company, leading product management, sales, marketing and customer service. He has served on a number of technology corporate and also non-profit boards. Previously, he served in Vice Presidential and General Manager roles (1988-1994) in Fortune 100 companies including PepsiCo and Sara Lee Corporation where he variously managed marketing, sales and operations with six thousand employees.

Mr. Gullett earned his BS degree from Miami University, in Ohio, and his MBA from the Harvard Business School. Mr. Gullett has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Gullett’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees support the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Keeling’s Trustee Attributes include his experience in various executive capacities with Meridian Fund, Inc. as Acting President, Chief Financial Officer and Chief Compliance Officer and with Aster Investment Management Company, Inc. as Vice President of Operations. Mr. Keeling has over twenty-five years of comprehensive experience and knowledge of investment advisor and investment company financial reporting, operations, regulatory compliance and industry practice. Prior to Meridian, he was a Certified Public Accountant and lead staff auditor with Deloitte & Touche, LLP, providing audit and assurance service to securities industry clients including broker/dealers, investment advisors and investment management companies. He was a founding member of Bay Area Chief Compliance Officers (“BAACO”) and an affiliate of the American Institute of Certified Public Accountants and the California ’40 Acts Group. Mr. Keeling earned his BA and Certificate in Accounting from the University of California, Berkeley. Mr. Keeling has been determined to qualify as an Audit Committee financial expert for the Trust. The Board believes Mr. Keeling’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees support the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Mr. Lee’s Trustee Attributes include his experience as a California-registered investment advisor and principal of Resources Consolidated, a San Francisco based business consulting group with a global focus on the United States, Asia, and Europe. Mr. Lee has served as a principal and director of the iShares Delaware Trust Sponsor, LLC and as a member of its audit committee since 2009. Since 2010, Mr. Lee has served as a member of the Board of Directors of Firsthand Technology Value Fund, Inc., and since April 2013, Mr. Lee has served on the Board of Trustees of Firsthand Funds. Mr. Lee earned his BA from the University of the Pacific and an MBA from the University of Nevada, Reno, and has completed the Stanford Business School executive education program on corporate governance for directors. Mr. Lee’s experience, qualifications, attributes, and skills on an individual basis and in combination with those of the other Trustees has led the Board to conclude that he possesses the requisite Trustee skills and attributes to carry out oversight responsibilities with respect to the Trust.
Mr. Smith’s Trustee Attributes include more than 23 years of experience in the fund and investment advisor industry. Mr. Smith is currently a Managing Director of One Capital Management, LLC and President/Secretary of the FundX Investment Trust. Prior to 2022, he was Managing Partner of FundX Investment Group, LLC, the predecessor advisor to One Capital. In his role as an officer, of both the advisor and the trust, Mr. Smith has been instrumental in the growth and success of the Trust. Mr. Smith led the efforts to convert the legacy mutual funds into ETFs, developing the Trust as it stands today. The Board believes Mr. Smith’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
Trust Committees
The Trust has four standing committees: the Governance and Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.
The Governance and Nominating Committee, comprised of all the Independent Trustees, is responsible for considering and making recommendations to the Board regarding various aspects of the Board’s responsibilities such as the Board’s size, composition, leadership structure, committees, compensation, retirement and self-assessment, among other things and seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Governance and Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by shareholders should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on. The Governance and Nominating Committee met once during the Funds’ last fiscal year.
The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee typically meets on a quarterly basis with respect to each series of the Trust and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of a Fund’s pricing and financial reporting. The Audit Committee met three times during the Funds’ last fiscal year.
The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. The QLCC did not meet during the Predecessor Funds’ last fiscal year.
The Valuation Committee is comprised of all of the Independent Trustees. The Board has delegated day-to-day valuation issues to a Pricing Committee that is comprised of the Advisor’s personnel and is overseen by the Trustees. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Pricing Committee, and the actions of the Pricing Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee met once during the Funds’ last fiscal year.
Trustee Ownership of Fund Shares and Other Interests
The following table shows the amount of shares in each Predecessor Fund and the amount of shares in other portfolios of the Trust owned by the Independent Trustees as of the calendar year ended December 31, 2024.

Amount Invested Key A.$0 B.$1-$10,000 C.$10,001-$50,000 D.$50,001-$100,000 E.over $100,000

Dollar Range of Fund Shares Owned
Name	FundX ETF	Flexible ETF	Conservative ETF	Aggressive ETF	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Jan Gullett	C	C	A	A	C
Gregg Keeling	C	C	C	A	C
Kimun Lee	B	A	C	A	C
Interested Trustees
Jeff Smith	E	A	A	E	E
Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Funds’ principal underwriter or any of its affiliates.

Compensation
Those Trustees who are not employees of the Advisor receive a retainer fee of $69,000 per year, as well as reimbursement for reasonable expenses incurred in connection with attendance at scheduled Board meetings and for attendance at educational and industry conferences.
The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Set forth below is the rate of compensation received by the following Independent Trustees from for the fiscal year ending September 30, 2024. Trustee fees are paid by the Advisor and not by the Fund. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Aggregate Compensation from the Funds and other portfolios of the Trust
Name of Person/Position	FundX ETF	Aggressive ETF	Flexible ETF(2)	Conservative ETF(2)	Total Compensation from the Funds and Fund Complex Paid to Trustees(1)
Gregg Keeling Independent Trustee	$0	$0	$2,539	$2,471	$46,000
Jan Gullett Independent Trustee	$0	$0	$2,539	$2,471	$46,000
Kimun Lee Independent Trustee	$0	$0	$2,539	$2,471	$46,000
Jeff Smith Interested Trustee(3)	None	None	None	None	None
(1)For the fiscal year ended September 30, 2024 Trustees’ fees and expenses in the amount of $138,000 were paid by the Trust.
(2)The Trustee compensation above reflects the amount paid by the respective Fund prior to its conversion to an exchange traded fund. Future Trustee compensation will be paid by the Advisor from the unified management fee.
(3)The Interested Trustee does not receive compensation from the Trust for his service as Trustee.
Codes of Ethics
The Trust, the Advisor and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and the principal underwriter to invest in securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES AND PROCEDURES
The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Funds which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and their shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s proxy policies and a record of each proxy voted by the Advisor on behalf of the Funds, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.
The Advisor has also adopted a proxy voting policy (the “Advisor’s Policy”) that underscores the Advisor’s concern that all proxy voting decisions be made in the best interests of the Funds’ shareholders. The Advisor’s Policy dictates that its Proxy Committee vote proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by the Proxy Committee on behalf of a Fund is done on a case-by-case basis, taking into account all relevant factors. The Proxy Committee does utilize specific voting positions for substantive proxy issues, but these only serve as guidelines and are subject to change upon review.
Where a proxy proposal raises a material conflict between the Advisor’s interests and the Funds’ interests, the Advisor will resolve such conflict in the best interests of the Funds’ shareholders. Typically, the Advisor will (1) disclose the conflict and obtain the clients consent before voting; (2) vote in accordance with a pre-determined policy based upon the independent analysis and recommendation of a voting agent; or (3) make other voting arrangements consistent with pursuing the best interests of the Funds’ shareholders.
The Trust is required to file Form N-PX, with the Funds’ complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Funds is available without charge, upon request, by calling toll-free 1-866-455-FUND [3863] and on the SEC’s website at www.sec.gov.
CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of December 31, 2024, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of any Fund. As of January 31, 2025, the following shareholders were considered to be either a control person or principal shareholder of each Fund:
FundX ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	60.05%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	27.42%	Record
Aggressive ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	52.41%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	31.14%	Record
Morgan Stanley Smith Barney LLC New York, NY	6.07%	Record

Flexible ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	88.18%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	5.80%	Record
Conservative ETF

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	73.14%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.35%	Record
THE FUNDS’ INVESTMENT ADVISOR
One Capital Management, LLC (OCM) is located at 3075 Townsgate Road, Suite 350, Westlake Village, California 91361, and acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust. OCM is owned 100% by OCM Capital Partners, LLC. 51% of OCM Capital Partners, LLC is owned by CI US Holdings Inc., and 49% by OCM Holdings, LLLP. Prior to February 4, 2022, the Funds’ investment advisor was FundX Investment Group, LLC.
Under the Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for the fee paid to the Advisor pursuant to the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses associated with the purchase, sale, or ownership of securities, acquired fund fees and expenses, accrued deferred tax liability, and extraordinary expenses. For the services it provides the Funds, the Funds pay the Advisor a unitary management fee based on each Fund’s average daily net assets at the annual rates as shown in the table below:

Annual Advisory Fee
FundX ETF	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.
FundX Aggressive ETF	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.

FundX Flexible ETF	0.70%
FundX Conservative ETF	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.
Prior to the Reorganization, the Predecessor Funds each paid the Advisor a monthly management fee (accrued daily) based on each Predecessor Fund’s average daily net assets at the annual rates as shown in the table below:

Annual Advisory Fee
FundX Upgrader Fund	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.
FundX Aggressive Upgrader Fund	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.
FundX Flexible Income Fund	0.70%
FundX Conservative Upgrader Fund	1.00% on assets up to $500 million, 0.90% on assets between $500 million and $750 million, 0.80% on assets between $750 million and $1 billion, and 0.70% on assets over $1 billion.
The following table shows the advisory fees paid to the Advisor by the Funds during the fiscal years indicated.

FundX ETF(1)
	2024	2023	2022
Fees Accrued	$1,512,212	$1,439,013	$1,989,067
Fees (Waived)	$0	$(8,352)	$0
Fees Recouped	$0	$0	$0
Net Advisory Fee Paid	$1,512,212	$1,430,661	$1,989,067

FundX Aggressive ETF(1)
	2024	2023	2022
Fees Accrued	$254,598	$253,148	$339,913
Fees (Waived)	$0	$(11,866)	$(45,293)
Fees Recouped	$0	$0	$0
Net Advisory Fee Paid	$254,598	$241,282	$294,620

FundX Flexible ETF(2)
	2024	2023	2022
Fees Accrued	$422,102	$434,997	$572,747
Fees (Waived)	$(21,551)	$(115,112)	$(37,186)
Fees Recouped	$0	$0	$1,604
Net Advisory Fee Paid	$400,551	$319,885	$537,165

FundX Conservative ETF(2)
	2024	2023	2022
Fees Accrued	$567,730	$651,673	$805,281
Fees (Waived)	$(17,421)	$(89,143)	$(826)
Fees Recouped	$0	$0	$0
Net Advisory Fee Paid	$550,309	$562,530	$804,455
(1) Fees paid prior to October 17, 2022 were paid by the corresponding Predecessor Fund under the Predecessor Advisory Agreements. The management fee paid to the Advisor under the Predecessor Advisory Agreement was not a unitary management fee.
(2) Fees paid prior to October 9, 2023 were paid by the corresponding Predecessor Fund under the Predecessor Advisory Agreements. The management fee paid to the Advisor under the Predecessor Advisory Agreement was not a unitary management fee.
The Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the applicable Fund); and (2) a majority of the Trustees who are not interested persons of any party to an Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act. The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.
Portfolio Managers
The Funds are managed by an investment committee consisting of Messrs. Mark Dea and Sean McKeon, whom are both considered “Portfolio Managers”.
The information below represents all of the other accounts managed by the investment committee as of September 30, 2024:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	4	$317,781,879	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	723	$414,490,987	0	$0

The Advisor performs investment management services for various clients with investment objectives and strategies substantially similar to the Funds, which may create certain conflicts of interest in connection with the allocation and timing of investment opportunities among the Funds and the Portfolio Managers’ other advised accounts. The Advisor may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Funds. The Advisor will have no obligation to purchase or sell for the Funds, or to recommend for purchase or sale by the Funds, any security that the Advisor, its principals, its affiliates or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.
Each Portfolio Manager’s compensation is comprised of a fixed salary plus a bonus. The salaries are set by industry standards and bonuses are based on a combination of the success of the Advisor and the Portfolio Managers’ contribution to the Advisor. Neither salaries nor bonuses are based on Fund performance or assets. The Portfolio Managers do not receive any deferred compensation, but they do participate in a 401(k) retirement plan, have an ownership interest in the Advisor and receive income distributions based on their percentage ownership in the Advisor.
The following indicates the beneficial ownership of each Portfolio Manager of each Fund as of September 30, 2024:

Amount Invested Key A.None B.$1-$10,000 C.$10,001-$50,000 D.$50,001-$100,000 E.$100,001-$500,000 F.$500,001-$1,000,000 G.Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in each Fund (A. None, B. $1-$10,000, C. $10,001-$50,000, D. $50,001-$100,000, E. $100,001-$500,000, F. $500,001-$1,000,000, G. Over $1,000,000)
	FundX ETF	Aggressive ETF	Flexible ETF	Conservative ETF
Mark Dea	A	A	A	A
Sean McKeon	F	C	D	E
SERVICE PROVIDERS
Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator for the Funds. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. Fund Services also acts as fund accountant and transfer agent under separate agreements.

The table below shows the amount of administration fees paid by the Funds to Fund Services for the fiscal years ended September 30.

Administration Fee Paid
	2024	2023	2022
FundX ETF(1)	$0	$2,723	$168,037
Aggressive ETF(1)	$0	$61	$39,851
Flexible ETF(2)	$880	$76,374	$76,743
Conservative ETF(2)	$1,158	$80,219	$76,280
(1) Fees paid prior to October 17, 2022 were paid by the corresponding Predecessor Fund.
(2) Fees paid prior to October 9, 2023 were paid by the corresponding Predecessor Fund. Amounts for the year 2024 are for the period from October 1, 2023 to October 6, 2023.
Custodian
U.S. Bank National Association is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. Fund Services and U.S. Bank N.A. are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.
Independent Registered Public Accounting Firm and Legal Counsel
Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania, 19102 serves as the independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission for the Funds.
Practus, LLP, 164 Willow Oak Avenue, Ocean View, Delaware, 19970 serves as legal counsel to the Funds and counsel to the Independent Trustees.
EXECUTION OF PORTFOLIO TRANSACTIONS AND BROKERAGE
Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction. To the extent the Funds invest in other mutual funds those transactions are typically done directly with the underlying ETF company and therefore are not placed with a broker.
Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
In placing portfolio transactions, the Advisor will seek best execution. The full range and quality of services available will be considered in making this determination, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the best execution, the Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by its under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the Financial Industry Regulatory Authority (“FINRA”) and the SEC.
While it is the Advisor’s general policy to seek best execution in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) of the Securities and Exchange Act of 1934, when it is determined that more than one broker-dealer can deliver best execution weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Advisor, even if the specific services are not directly useful to a Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. Additionally, in accordance with procedures adopted by the Trust, the Advisor may direct transactions to a broker-dealer with which it has an affiliation.
Investment decisions for each Fund are made independently from those of other client accounts managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of a Fund and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for such Fund.
The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they direct securities transactions to brokers in exchange for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may affect purchase of shares of the Funds for their customers.
Subject to the foregoing policies, brokers or dealers selected to execute the Funds’ portfolio transactions may include the Funds’ Authorized Participants (as discussed in “Procedures for Issuance of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Issuance of Fund Shares in Creation Units” and “Redemption of Fund Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Issuance of Fund Shares in Creation Units-Creation Transaction Fee” and “Redemption of Fund Shares in Creation Units-Redemption Transaction Fee”, the Funds may determine to not charge a variable fee on certain orders when the Advisor has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Funds’ portfolio transactions in connection with such orders.
For the fiscal years ended September 30, the Funds paid the following in brokerage commissions:

Brokerage Fees Paid
	2024	2023	2022
FundX ETF(1)	$14,105	$83,624	$60,553
Aggressive ETF(1)	$4,022	$15,392	$17,771
Flexible ETF(2)	$46,063	$34,760	$12,052
Conservative ETF(2)	$22,228	$26,897	$11,704
(1) Fees paid prior to October 17, 2022 were paid by the corresponding Predecessor Fund.
(2) Fees paid prior to October 9, 2023 were paid by the corresponding Predecessor Fund.
Of the broker commissions paid above for the fiscal year ended September 30, 2024, the following was paid to brokers who furnished third party research services:

	2024	Dollar Value of Transaction
FundX ETF	$0	$0
Aggressive ETF	$0	$0
Flexible ETF	$0	$0
Conservative ETF	$0	$0
CAPITAL STOCK
Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shares issued and sold by the Funds are deemed to be validly issued, fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of the Fund upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Board in its discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.
EXCHANGE LISTING AND TRADING
The Funds offers and issues shares at their net asset value only in aggregations of 10,000 or more Fund shares (each, a “Creation Unit”). The Fund generally offers and issues Fund shares in exchange for a basket of securities included in its portfolio (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment.
Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount in cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the summary section of the Funds’ Prospectus under “Buying and Selling the Funds.” The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.
The Funds shares are approved for listing and trading on the Exchange, subject to notice of issuance. The Funds shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the Funds will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares if any of the requirements set forth in the Exchange rules, including compliance with Rule 6c-11(c) under the 1940 Act, are not continuously maintained or such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
The Trust reserves the right to adjust the share price of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.
As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which the Funds’ net asset value per Fund share is calculated and the trading currency is the currency in which shares of the Funds are listed and traded on the Exchange.
CONTINUOUS OFFERING
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

BOOK ENTRY ONLY SYSTEM
The Depository Trust Company (“DTC”) acts as securities depositary for Fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Fund shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Fund shares. The Trust recognizes DTC or its nominee as the record owner of all Fund shares for all purposes. Beneficial Owners of Fund shares are not entitled to have Fund shares registered in their names, and will not receive or be entitled to physical delivery of Fund share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Fund shares.
Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Fund shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Fund shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
PURCHASE AND ISSUANCE OF FUND SHARES IN CREATION UNITS
The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the Exchange, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A Business Day is any day on which the Exchange is open for business.
Fund Deposit
The consideration for purchase of a Creation Unit of the Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Funds’ portfolio and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Funds. The “Cash Component” is an amount equal to the difference between the net asset value of the shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Funds, through the National Securities Clearance Corporation (the “NSCC”), makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Funds. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Funds until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as portfolio adjustments and corporate action events are reflected from time to time by the Investment Advisor with a view to the investment objective of the Funds.

The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Funds’ portfolio.
The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which shall be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit or resulting from certain corporate actions.
Procedures for Issuance of Creation Units
To be eligible to place orders with the Distributor to purchase a Creation Unit of the Funds, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Advisor may retain all or a portion of the Transaction Fee to the extent the Advisor bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.
All orders to purchase shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Funds in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Funds’ investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. With respect to the Funds, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent, and acceptance by the Distributor, by the cut-off time on such Business Day.

Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system or through DTC in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit
Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Advisor shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units
The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Funds including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Funds; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Advisor make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee
A purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Funds may adjust the creation transaction fee from time to time. The standard fixed creation transaction fee for each of the Funds will be $300. In addition, a variable fee will be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. The variable charge may be imposed for cash purchases, non-standard orders, or partial cash purchases incurred by the Funds, primarily designed to cover expenses related to broker commissions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Investors are responsible for the fixed costs of transferring the securities constituting the Deposit Securities to the account of the Trust.
Risks of Purchasing Creation Units
There are certain legal risks unique to investors purchasing Creation Units directly from the Funds. Because the Funds’ shares may be issued on an ongoing basis, a “distribution” of Fund shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Funds, breaks them down into the constituent Fund shares, and sells those Fund shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Funds’ shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
REDEMPTION OF FUND SHARES IN CREATION UNITS
Fund shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit in order to have such Fund shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.
With respect to the Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Redemption Transaction Fee
A redemption transaction fee, payable to the Funds’ custodian, is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction, as set forth in the Funds’ Prospectus, as may be revised from time to time. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time. The standard fixed redemption transaction fee for each of the Funds will be $300. In addition, a variable fee will be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. The variable charge may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) incurred by the Fund, primarily designed to cover expenses related to broker commissions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units
Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Fund shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Fund shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures
In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.
The Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).

The Funds may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.
Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.
The right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Funds or determination of the NAV of the shares of the Funds is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
DETERMINATION OF NET ASSET VALUE
Net asset value per Fund share is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Fund shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of each Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.
In calculating each Fund’s net asset value per Fund share, such Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Advisor may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Funds’ Advisor with oversight by the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Advisor considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.

DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies
Dividends from net investment income, if any, are declared and paid annually by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid annually, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.
The Funds may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of such Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Funds as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.
Dividend Reinvestment Service
The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the Funds at NAV per share. Distributions reinvested in additional shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.
TAX INFORMATION
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and its shareholders that is intended to supplement the discussion contained in the Funds’ prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or its shareholders, and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Qualification as a Regulated Investment Company. Each Fund has elected, and intends to qualify each year, to be treated as a RIC under Subchapter M of the Code. To qualify as a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund the owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”
As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends paid deduction) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Funds can give no assurances that distributions will be sufficient to eliminate all taxes.
If, for any taxable year, a Fund were to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the regular corporate tax rate (currently 21%), and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, a Fund may cure a failure to qualify as RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-

term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Those net capital losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss.
At September 30, 2024, the following Capital Loss Carryover were available for the Funds:

	Infinite Short-Term	Infinite Long-Term	Total
FundX ETF	$17,541,387	$909,787	$18,451,174
Aggressive ETF	$3,569,970	$0	$3,569,970
Flexible ETF	$11,909,981	$0	$11,909,981
Conservative ETF	$5,384,347	$0	$5,384,347
Federal Excise Tax. To avoid a non-deductible excise tax, a Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12 month period ending on October 31 during such year, and (iii) any retained amount from the prior calendar year on which a Fund or shareholders paid no income tax. The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated.
Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Funds, constitutes the Funds’ net investment income from which dividends may be paid to you. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforwards of the Funds. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.
Distributions of net investment income, including distributions of net short-term capital gains, may be taxable to shareholders as ordinary income. Distributions from the Funds’ net capital gain (i.e., the excess of the Funds’ net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time Fund shares have been held.
In general, to the extent that the Funds receive qualified dividend income, the Funds may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121‑day period that begins on the date that is 60 days before the date on which the shares become “ex‑dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. In order for a dividend on certain preferred stock to be treated as qualified dividend income, the shareholder must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend. The holding period requirements described in this paragraph apply to shareholders’ investments in the Funds and to the Funds’ investments in underlying dividend-paying stocks. Distributions received by the Funds from an exchange traded fund, an underlying fund taxable as a RIC, or from a REIT, will be treated as qualified dividend income only to the extent so reported by such exchange traded fund, or REIT.

To the extent that the Funds make a distribution of income received by the Funds in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Funds’ distributions exceed its current and accumulated earnings and profits (as calculated for U.S. federal income tax purposes), all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Funds will be increased by such amount.
A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.
A dividend or other distribution by the Funds is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income for non-corporate shareholders in computing such shareholder’s liability for the alternative minimum tax. Shareholders should note that the Funds may make taxable distributions of income and capital gains even when share values have declined.
There is no requirement that the Funds take into consideration any tax implications when implementing its investment strategy. The Funds (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Funds may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.
Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Funds by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, any loss realized upon a sale or other disposition of shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Funds may limit the tax efficiency of the Funds. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.
Gain or loss recognized by an Authorized Participant upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
The Trust, on behalf of the Funds, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares and if, pursuant to Section 351 of the Code, the Funds would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Funds do issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.
Authorized Participants purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.
Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Funds’ ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.
Foreign Taxes. Dividends and interest received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Funds’ stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.
Cost Basis. The cost basis of shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of shares generally determines the amount of the capital gain or loss realized on the sale or exchange of shares. Contact the broker through whom you purchased your shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Funds’ shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who: (i) has provided the Funds either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Funds that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Funds that the shareholder is a U.S. person (including a resident alien). If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.
Non-U.S. Investors. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on distributions derived from taxable ordinary income. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Funds. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Funds or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
A non-U.S. entity that invests in the Funds will need to provide the Funds with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Funds where, for example: (i) the Funds invest in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Funds invest in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Funds constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.
This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisors to determine the suitability of the Funds and the applicability of any state, local or foreign taxation.
THE FUNDS’ DISTRIBUTOR
Quasar Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 (“Quasar”), acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement between the Funds and Quasar (the “Distribution Agreement”), Quasar acts as the Funds’ principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Funds’ shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of FINRA.
The Distribution Agreement between the Funds and Quasar continues in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities, and, in either case by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on a 60-day written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by the Quasar on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
FINANCIAL STATEMENTS
The Funds’ Annual Report to shareholders for their fiscal year ended September 30, 2024 is a separate document available, without charge, upon request by calling 1-866-455-FUND [3863] and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

APPENDIX A
CORPORATE BOND RATINGS
Moody’s Investors Service, Inc.
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa: Bonds which are rated Baa are considered medium grade obligations, e.g., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s Ratings Group
AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.
AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.
A-1

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal, BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B: Bonds rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI: The rating CI is reserved for income bonds on which no interest is being paid.
D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors believes that such payments will be made during such grace period.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the additional of a plus or minus sign to show relative standing with the major categories.
A-2

APPENDIX B
COMMERCIAL PAPER RATINGS
Moody’s Investors Service, Inc.
Prime‑1‑‑Issuers (or related supporting institutions) rated “Prime‑1” have a superior ability for repayment of senior short‑term debt obligations. “Prime‑1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well‑established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well‑established access to a range of financial markets and assured sources of alternate liquidity.
Prime‑2‑‑Issuers (or related supporting institutions) rated “Prime‑2” have a strong ability for repayment of senior short‑term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
Standard & Poor’s Ratings Group
A‑1‑‑This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A‑2‑‑Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A‑1”.
B-1